----------------------------- -----------------
     NEWPORT TIGER CUB FUND    ANNUAL REPORT
----------------------------- -----------------

     August 31, 1999



                         [GRAPHIC DEPICTING TIGER CUBS]

PRESIDENT'S MESSAGE

[Photo of Gibson]

Dear Shareholder:

We are pleased to present the annual report for Newport Tiger Cub Fund. This report covers the 12 months ended August 31, 1999.

Two years ago, many of Asia's financial markets were rocked by currency troubles and economic upheaval. Now, there are signs of recovery in many regions and a renewed sense of optimism among investors.

Asian companies are working hard to restructure their businesses and improve their balance sheets. These efforts have resulted in a more promising outlook for profits, which, coupled with falling interest rates, have led to a rebound in many Asian equity markets. Amid this healthier economic backdrop, the Fund posted a total return in excess of 100%, without a sales charge, and showed a solid ranking within the second quartile of its Lipper peer group.(1)

The Fund responded to the improved market conditions by making new investments in Hong Kong and Singapore. Newport Fund Management believes that China offers superior long-term growth opportunities and that it makes sense to invest through the Hong Kong market. Newport's intimate knowledge of Asia's markets and more than 20 years of experience through various market cycles are advantageous for the Fund.

On the pages that follow, the Fund's portfolio manager discusses the investment strategies that contributed to the Fund's performance. As always, we thank you for choosing Newport Tiger Cub Fund, and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
October 12, 1999


TABLE OF CONTENTS

1      HIGHLIGHTS

2      PORTFOLIO MANAGER'S
       REPORT

4      PERFORMANCE

5      PORTFOLIO OF
       INVESTMENTS

7      FINANCIAL
       STATEMENTS

9      NOTES TO FINANCIAL
       STATEMENTS

12     FINANCIAL
       HIGHLIGHTS


(1) Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper Pacific Ex-Japan category was 98.62% for the 12 months ended August 31, 1999. The Fund's Class A shares ranked in the second quartile for one year (ranked 26 out of 84 funds) and in the second quartile for three years (ranked 23 out of 64 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

     Because market and economic conditions change, there can be no assurance that the trends described in this report will continue or come to pass.


----------- -------------------
 Not FDIC     May Lose Value
----------- -------------------
 Insured     No Bank Guarantee
----------- -------------------

----------------------------------------------
     HIGHLIGHTS
----------------------------------------------

-  LOWER INTEREST RATES PUSH ASIAN STOCK MARKETS HIGHER

   The widespread global decline in interest rates, which began in the fall of 1998, has been a major force behind the impressive performance of many Asian stock markets in the last 12 months. Lower rates have helped boost consumer spending which, in turn, has reinvigorated Asian economies.

-  CURRENCIES HAVE STABILIZED

   Currencies throughout Asia have held firm during the past year. This stability - indicating a healthier economic environment - is in sharp contrast to the devaluations of 1997, which were brought about by serious economic problems and helped trigger the region's financial crisis.

-  STRONG PERFORMANCE SINCE INCEPTION

   Stock and country selection combined with improving economic conditions to help the Fund deliver strong returns for the period.(1)


                     NEWPORT TIGER CUB FUND PERFORMANCE VS.
                     LIPPER PACIFIC EX-JAPAN FUNDS CATEGORY
                           AVERAGE: 8/31/98 - 8/31/99

                                  [BAR GRAPH]

                      Tiger Cub Fund          107.10%
                      Lipper Average           98.62%


(1) Source: Lipper, Inc. The Fund's Class A share return is compared to the Lipper Pacific Ex-Japan Funds category average. Returns do not include sales charges. Performance for all other share classes will vary.

    Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.


NET ASSET VALUE PER SHARE AS OF 8/31/99

Class A                           $8.07
---------------------------------------
Class B                           $7.87
---------------------------------------
Class C                           $7.89
---------------------------------------
Class Z                           $8.10
---------------------------------------

DISTRIBUTIONS DECLARED PER SHARE 9/1/98 - 8/31/99

Class A                          $0.005
---------------------------------------
Class B                          $0.000
---------------------------------------
Class C                          $0.000
---------------------------------------
Class Z                          $0.023
---------------------------------------

TOP 10 HOLDINGS AS OF 8/31/99

1.  Johnson Electric Holdings Ltd.                      6.8%
------------------------------------------------------------
2.  Li & Fung Ltd.                                      6.7%
------------------------------------------------------------
3.  Datacraft Asia Ltd.                                 5.1%
------------------------------------------------------------
4.  Four Seas Mercantile Holdings Ltd.                  4.3%
------------------------------------------------------------
5.  SM Prime Holdings, Inc.                             4.3%
------------------------------------------------------------
6.  Thai Union Frozen Products Co.                      3.9%
------------------------------------------------------------
7.  Avimo Singapore Ltd.                                3.8%
------------------------------------------------------------
8.  Overseas-Chinese Banking Corp., Ltd.                3.8%
------------------------------------------------------------
9.  Venture Manufacturing Singapore Ltd.                3.7%
------------------------------------------------------------
10. Dickson Concepts International Ltd.                 3.6%
------------------------------------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

ANNUAL REPORT:

PORTFOLIO MANAGER'S REPORT


FUND OUTPERFORMED FOR THE PERIOD
The Fund's Class A shares had a total return of 107.10%, without a sales charge, for the past 12 months. This performance exceeded the Fund's Lipper peer group average of 98.62%. The Fund's strong performance can be attributed to a significant improvement in the economies and financial markets within Southeast Asia. and its solid showing in its peer group reflects good stock selection on the part of Newport Fund Management.

CONTINUED FOCUS ON HONG KONG
We remain enthusiastic about the prospects for many Chinese companies listed on the Hong Kong stock exchange. Accordingly, during the past year we increased the Fund's exposure to Hong Kong from 44% of net assets to 49%. We are optimistic that the Chinese government will prove successful in its long-term effort to stimulate consumption, an area in which China has thus far lagged its Asian neighbors. Lower interest rates are an important part of the stimulus package, because low rates make it less attractive for people to stockpile their savings. Already we have seen pockets of progress, and we expect this trend to continue.

One noteworthy recent addition to the portfolio is Guangdong Kelon (3.0% of net assets), one of China's leading manufacturers of refrigerators and air conditioners. Whereas these "white goods" markets are considered mature in the United States, they are growth markets in China because household income is rising. The upswing in disposable income is especially noticeable among urban consumers, which constitute the company's primary market. Other factors in Guangdong Kelon's favor are the quality of its management team and the fact that its balance sheet is extremely strong relative to other Chinese companies.

INCREASED COMMITMENT TO SINGAPORE
We increased the Fund's exposure to Singapore from 14% of the portfolio to 19%. Most of the companies purchased by the Fund during the past year have been technology companies, as the electronics industry has been at the center of the Asian recovery. We are drawn to Singapore in particular because it is home to manufacturers of such important components as semiconductors and disk drives, and because Singapore-based manufacturers tend to have relatively lower levels of debt compared to manufacturing companies elsewhere in the region.

COUNTRY BREAKDOWN AS OF 8/31/99

Hong Kong           48.7%
-------------------------
Singapore           18.9%
-------------------------
Thailand             9.0%
-------------------------
Philippines          6.5%
-------------------------
Indonesia            5.5%
-------------------------
China                1.7%
-------------------------

Country breakdown is calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the current country breakdown in the future.

TOP EQUITY SECTORS: 8/31/99 VS. 8/31/98

                   Portfolio as  Portfolio as
                   of 8/31/99    of 8/31/98
                   ------------  ------------

Manufacturing         29.7%         44.2%

Durable Goods         13.5%          7.6%

Real Estate           12.4%         12.1%

Financials            12.2%         11.6%

Retail Trade           7.4%          3.8%

Utilities              4.7%          4.3%


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the current sector breakdown in the future.

INDIVIDUAL COMPANIES EMERGE FROM CRISIS STRONGER THAN EVER
Another important and somewhat under-appreciated aspect of the Asian recovery is that many individual companies have been able to enhance their market positions. For example, Johnson Electric (6.8% of net assets), one of the Fund's core holdings, consolidated its position in micromotors through the purchase of a U.S. micromotor manufacturer that had been a subsidiary of Lear, Inc. This purchase was beneficial because it utilized Johnson Electric's cash reserves and doubled the firm's revenues. In addition, the U.S. operations will be relocated to China, reducing labor costs and boosting profit margins.

A BRIGHTENING OUTLOOK
We believe that the worst of the Asian economic crisis is behind us. The high-quality companies that have survived over the past two and a half years are now dominant in their industries, and they should continue to strengthen their market positions. The recovery of Japan's economy will continue to be a significant factor, as it remains an engine for the economic growth of the Asian region. While there are undoubtedly future hurdles to overcome, we believe that the positive developments over the past year can be sustained.



/s/ Robert Cameron
    Robert Cameron


ROBERT CAMERON is portfolio manager of Newport Tiger Cub Fund and is a senior vice president of Newport Fund Management.


BOUGHT

VENTURE MANUFACTURING
Based in Singapore, Venture (3.7% of net assets) is a contract manufacturer specializing in electronic components. The company's customers include Hewlett-Packard and other blue-chip U.S. manufacturing companies. Venture provides a complete package of design services, manufacturing and logistics.

DATACRAFT
Another Singapore company, Datacraft (5.1% of net assets) provides multinational corporations with the infrastructure for Internet and Intranet operations, including routers and data lines.

ANNUAL REPORT: NEWPORT TIGER CUB FUND


-------------------------------------------------
     PERFORMANCE INFORMATION
-------------------------------------------------


                     PERFORMANCE OF A $10,000 INVESTMENT IN
                        CLASS A SHARES 6/30/96 - 8/31/99

                   MSCI PACIFIC    NTCF WITHOUT      NTCF WITH
                     EX-JAPAN      SALES CHARGE    SALES CHARGES
                   ------------    ------------    --------------
 6/30/96            10,000           10,000              9,425
 7/31/96             9,496            9,425              8,883
 8/31/96             9,920            9,405              8,864
 9/30/96            10,173            9,516              8,968
10/31/96            10,449            9,162              8,635
11/30/96            11,007            9,606              9,053
12/31/96            11,028            9,728              9,168
 1/31/97            10,895            9,899              9,329
 2/28/97            11,049            9,768              9,206
 3/31/97            10,536            9,354              8,816
 4/30/97            10,320            9,273              8,739
 5/31/97            10,961            9,798              9,234
 6/30/97            11,201            9,929              9,358
 7/31/97            11,171           10,303              9,710
 8/31/97             9,620            9,183              8,654
 9/30/97             9,948            9,435              8,892
10/31/97             7,838            7,639              7,199
11/30/97             7,590            7,538              7,104
12/31/97             7,609            6,983              6,581
 1/31/98             7,139            5,782              5,449
 2/28/98             8,237            7,195              6,781
 3/31/98             8,140            7,164              6,752
 4/30/98             7,571            6,599              6,219
 5/31/98             6,721            5,792              5,458
 6/30/98             6,316            4,924              4,640
 7/31/98             6,100            4,652              4,384
 8/31/98             5,275            3,935              3,708
 9/30/98             5,757            4,379              4,127
10/31/98             6,868            5,469              5,154
11/30/98             7,188            5,943              5,601
12/31/98             7,104            5,949              5,606
 1/31/99             7,153            5,565              5,245
 2/28/99             7,078            5,494              5,178
 3/31/99             7,637            5,676              5,349
 4/30/99             8,898            6,928              6,529
 5/31/99             8,266            7,352              6,929
 6/30/99             8,947            8,584              8,090
 7/31/99             8,864            8,514              8,024
 8/31/99             8,661            8,149              7,681


AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

Share Class             A                          B                          C                          Z

Inception             6/3/96                     6/3/96                     6/3/96                     6/3/96
            -------------------------  -------------------------  -------------------------  -------------------------
               Without     With Sales     Without     With Sales     Without     With Sales     Without     With Sales
            Sales Charge     Charge    Sales Charge     Charge    Sales Charge     Charge    Sales Charge     Charge
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------
l year         107.10%       95.19%       105.48%       100.48%      106.01%       105.01%      107.43%         N/A
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------
Life of Fund   (6.37)        (8.06)       (7.11)        (7.98)       (7.04)        (7.04)       (6.17)          N/A
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------


AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

Share Class             A                          B                          C                          Z
            -------------------------  -------------------------  -------------------------  -------------------------
               Without     With Sales     Without     With Sales     Without     With Sales     Without     With Sales
            Sales Charge     Charge    Sales Charge     Charge    Sales Charge     Charge    Sales Charge     Charge
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------
1 year         74.33%        64.30%       73.13%        68.13%       73.54%        72.54%       74.75%          N/A
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------
Life of Fund   (5.12)        (6.93)       (5.84)        (6.77)       (5.77)        (5.77)       (4.92)          N/A
            ------------- -----------  ------------- -----------  ------------- -----------  ------------- -----------

Past performance cannot predict furore investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With Sales Charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge of 5% for one year and 3% for life of Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and taxes associated with each class.

The Morgan Stanley Capital International (MSCI) Pacific Region (Ex-Japan) Index is an unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 6/30/96 - 8/31/99

            Without        With Sales
          Sales Charge       Charge
-------   ------------     ----------
Class A      $8,149          $7,681
-------   ------------     ----------
Class B      $7,941          $7,703
-------   ------------     ----------
Class C      $7,962          $7,962
-------   ------------     ----------
Class Z      $8,205              --
-------   ------------     ----------

----------------------------------------
     INVESTMENT PORTFOLIO
----------------------------------------

     August 31, 1999
     (In thousands)

COMMON STOCKS - 88.1%                               COUNTRY    SHARES    VALUE
-----------------------------------------------    ---------  --------  -------
CONSTRUCTION - 3.1%

BUILDING CONSTRUCTION - 1.7%
Shenzhen Fangda Co., Ltd., Class B                    Ch          500   $   216
                                                                        -------
SPECIAL TRADE CONTRACTORS - 1.4%
Zhejiang Expressway Co., Ltd.                         HK        1,000       178
                                                                        -------
-----------------------------------------------    ---------  --------  -------
FINANCE, INSURANCE &
REAL ESTATE - 24.6%

DEPOSITORY INSTITUTIONS - 6.0%
Hang Seng Bank Ltd.                                   HK           25       283
Oversea-Chinese
 Banking Corp., Ltd.                                  Si           70       490
                                                                        -------
                                                                            773
                                                                        -------

HOLDING COMPANIES - 3.6%
Dickson Concepts International Ltd.                   HK          500       464
                                                                        -------

INSURANCE CARRIERS - 2.6%
Thai Reinsurance Co., Ltd.                            Th          240       344
                                                                        -------

REAL ESTATE - 12.4%
Cheung Kong Holdings Ltd.                             HK           25       217
City Developments Ltd.                                Si           54       327
HKR International Ltd.                                HK          349       270
SM Prime Holdings, Inc.                               Ph        3,000       552
Sun Hung Kai Properties Ltd.                          HK           29       248
                                                                        -------
                                                                          1,614
                                                                        -------
-----------------------------------------------    ---------  --------  -------
MANUFACTURING - 29.7%

FOOD & KINDRED PRODUCTS - 8.2%
Four Seas Mercantile Holdings Ltd.                    HK        1,754       553
Thai Union Frozen Products
  Public Co. - Foreign Shares                         Th          160       505
                                                                        -------
                                                                          1,058
                                                                        -------

HOUSEHOLD APPLIANCES - 3.0%
Guangdong Kelon Electric Holdings,
  Class H                                             HK          379       388
                                                                        -------

MEASURING & ANALYZING
INSTRUMENTS - 13.1%
Avimo Singapore Ltd.                                  Si          380       498
China Hong Kong Photo Products
  Holdings Ltd.                                       HK        2,898       384
PT Modern Photo Film -
  Foreign Shares                                      In        1,398       337
Venture Manufacturing Singapore Ltd.                  Si           50       478
                                                                        -------
                                                                          1,697
                                                                        -------

                                                    COUNTRY    SHARES    VALUE
-----------------------------------------------    ---------  --------  -------
NONMETALLIC, EXCEPT FUELS - 2.5%
Eastern Water Resources
 Development & Management Ltd. -
   Foreign Shares                                     Th          327   $   320
                                                                        -------

RUBBER & PLASTIC - 2.9%
PT Dynaplast - Foreign Shares                         In        2,795       373
                                                                        -------
-----------------------------------------------    ---------  --------  -------
RETAIL TRADE - 7.4%

APPAREL & ACCESSORY STORES - 3.7%
Giordano International Ltd.                           HK          200       185
Glorious Sun Enterprises                              HK          900       290
                                                                        -------
                                                                            475
                                                                        -------

MISCELLANEOUS RETAIL - 1.9%
Sa Sa International Holdings Ltd.                     HK        1,500       253
                                                                        -------

RESTAURANTS- 1.8%
Cafe de Coral Holdings Ltd.                           HK          500       237
                                                                        -------
-----------------------------------------------    ---------  --------  -------
SERVICES - 5.1%

COMPUTER RELATED SERVICES
Datacraft Asia Ltd.                                   Si          170       656
                                                                        -------
-----------------------------------------------    ---------  --------  -------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 4.7%

GAS SERVICES - 2.3%
Hong Kong and China Gas Co., Ltd.                     HK          209       293
                                                                        -------

TELECOMMUNICATIONS - 2.4%
China Telecom Ltd. (a)(b)                             HK          100       311
                                                                        -------
-----------------------------------------------    ---------  --------  -------
WHOLESALE TRADE - 13.5%

DURABLE GOODS
Johnson Electric Holdings Ltd.                        HK          196       883
Li & Fung Ltd.                                        HK          272       872
                                                                        -------
                                                                          1,755
                                                                        -------

TOTAL COMMON STOCKS
(cost of $10,227)                                                        11,405
                                                                        -------

WARRANTS(a) - 2.2%
-----------------------------------------------    ---------  --------  -------
RETAIL TRADE - 2.2%

RESTAURANTS
Jollibee Foods Corp.(cost of $294)                    Ph          650       287
                                                                        -------

TOTAL INVESTMENTS
(cost of $10,521)(c)                                                     11,692
                                                                        -------

----------------------------------------
     INVESTMENT PORTFOLIO (CONTINUED)
----------------------------------------

     August 31, 1999
     (In thousands)

SHORT-TERM OBLIGATIONS - 5.2%                       PAR       VALUE
-------------------------------------------------------------------
Repurchase agreement with ABN AMRO
  Chicago Corp., dated 08/31/99, due
  09/01/99 at 5.400%, collateralized
  by U.S. Treasury bonds and/or
  notes with various maturities to 2027,
  market value $462 (repurchase
  proceeds $454)                                    $454     $   454
Student Loan Marketing Association,
  5.400% 09/01/99 (d)                                225         225
                                                             -------

TOTAL SHORT-TERM OBLIGATIONS                                     679
                                                             -------

OTHER ASSETS & LIABILITIES, NET - 4.5%                           584
-------------------------------------------------------------------

NET ASSETS - 100%                                            $12,955
                                                             =======
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------


(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is the same.
(d) Rate represents yield at day of purchase.


SUMMARY OF SECURITIES BY                                              % OF
COUNTRY                                       COUNTRY      VALUE      TOTAL
-------------------------------------------------------------------
Hong Kong                                       HK        $ 6,309      54.0
Singapore                                       Si          2,449      20.9
Thailand                                        Th          1,169      10.0
Philippines                                     Ph            839       7.2
Indonesia                                       In            710       6.1
China                                           Ch            216       1.8
                                                          -------     -----
                                                          $11,692     100.0
                                                          =======     =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.




6     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $10,521)                             $11,692
Short-term obligations                                              679
                                                                -------
                                                                 12,371
Cash including foreign
     currencies (cost $271)                       $274


Receivable for:
     Investments sold                              679
     Dividends                                      57
     Expense reimbursement due from
      Advisor/Administrator                         44
     Fund shares sold                               15            1,069
                                                                -------
      Total Assets                                               13,440

LIABILITIES
Payable due to custodian bank                        2
Cash including foreign
     currencies (cost $340)                        340
Payable for:
     Fund shares repurchased                        22
     Investments purchased                          21
Accrued:
     Management fee                                 12
     Administration fee                              3
     Transfer agent fee                              2
     Bookkeeping fee                                 4
     Deferred Trustees fee                           1
Other                                               78
      Total Liabilities                                             485
                                                                -------
NET ASSETS                                                      $12,955
CLASS A                                                         =======
Net asset value & redemption price
     per share(S4,847/601)                                      $  8.07(a)
                                                                -------
Maximum offering price per share ($8.07/0.9425)                 $  8.56(b)
                                                                -------

CLASS B
Net asset value & offering price per share ($7,115/904)         $  7.87(a)
                                                                -------
CLASS C
Net asset value & offering price per share ($954/121)           $  7.89(a)
                                                                -------
CLASS Z
Net asset value, offering & redemption price per share ($39/5)  $  8.10
                                                                -------

COMPOSITION OF NET ASSETS
Capital paid in                                                 $17,258
Overdistributed net investment income                               (39)
Accumulated net realized loss                                    (5,437)
Net unrealized appreciation on:
     Investments                                                  1,171
     Foreign currency transactions                                    2
                                                                -------
                                                                $12,955
                                                                =======


STATEMENT OF OPERATIONS

For the Year Ended August 31, 1999
(In thousands)


INVESTMENT INCOME
Dividends:
    China Hong Kong Photo
      Products Holdings Ltd.                                     $   39
    Four Seas Mercantile
      Holdings Ltd.                                                  27
    HKR International Ltd.                                           22
    Li & Fung Ltd.                                                   26
    Thai Union Frozen Products
      Public Co. -- Foreign Shares                                   39
    Venture Manufacturing Singapore Ltd.                             29
    Other                                                           114
Interest                                                             41
                                                                 ------
    Total Investment Income
    (net of nonreclaimable foreign taxes
    withheld at source which amounted to $12)                       337

EXPENSES
Management fee                                  $  125
Administration fee                                  27
Service fee -- Class A, Class B, Class C            28
Distribution fee -- Class B                         39
Distribution fee -- Class C                          9
Transfer agent fee                                  42
Bookkeeping fee                                     27
Trustees fee                                         8
Custodian fee                                       21
Audit fee                                           46
Legal fee                                            8
Registration fee                                    41
Reports to shareholders                              2
Other                                               17
                                                ------
                                                   440
Fees and expenses waived or borne
     by the Advisor/Administrator                 (146)             294
                                                ------           ------
     Net Investment Income                                           43

NET REALIZED & UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized loss on:
     Investments                                  (366)
     Foreign currency transactions                 (79)
                                                ------
     Net Realized Loss                                             (445)
Net change in unrealized
     appreciation/depreciation
     during the period on:
       Investments                               7,639
       Foreign currency transactions                (4)
                                                ------
Net Change in Unrealized
     Appreciation/Depreciation                                    7,635
                                                                 ------
     Net Gain                                                     7,190
                                                                 ------
Increase in Net Assets from Operations                           $7,233
                                                                 ======


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------
     (In thousands)


                                                                                                YEAR ENDED AUGUST 31,
                                                                                               ------------------------
                                                                                                1999             1998
                                                                                               -------          -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                                          $    43          $   186
Net realized loss                                                                                 (445)          (4,661)
Net change in unrealized appreciation/depreciation                                               7,635           (5,988)
                                                                                               -------          -------
        Net (Increase) Decrease from Operations                                                  7,233          (10,463)
                                                                                               -------          -------
Distributions:
From net investment income -- Class A                                                               (4)              --
From net investment income -- Class Z                                                               (a)              --
                                                                                               -------          -------
                                                                                                 7,229          (10,463)
                                                                                               -------          -------
Fund Share Transactions:
Receipts for shares sold -- Class A                                                              4,205            6,030
Value of distributions reinvested -- Class A                                                         4               --
Cost of shares repurchased -- Class A                                                            (5,991)          (6,251)
                                                                                               -------          -------
                                                                                                (1,782)            (221)
                                                                                               -------          -------
Receipts for shares sold -- Class B                                                              2,883            4,820
Cost of shares repurchased -- Class B                                                           (2,304)          (4,821)
                                                                                               -------          -------
                                                                                                   579               (1)
                                                                                               -------          -------
Receipts for shares sold -- Class C                                                                470            1,898
Cost of shares repurchased -- Class C                                                           (1,007)          (1,686)
                                                                                               -------          -------
                                                                                                  (537)             212
                                                                                               -------          -------
Receipts for shares sold -- Class Z                                                                  5               12
Value of distributions reinvested -- Class Z                                                        (a)              --
Cost of shares repurchased -- Class Z                                                              (15)            (883)
                                                                                               -------          -------
                                                                                                   (10)            (871)
                                                                                               -------          -------
Net Decrease from Fund
        Share Transactions                                                                      (1,750)            (881)
                                                                                               -------          -------
          Total Increase (Decrease)                                                              5,479          (11,344)

NET ASSETS
Beginning of period                                                                              7,476           18,820
                                                                                               -------          -------
End of period (net of overdistributed net investment income of $39 and none, respectively)     $12,955          $ 7,476
                                                                                               =======          =======

NUMBER OF FUND SHARES
Sold -- Class A                                                                                    594              905
Issued for distributions reinvested -- Class A                                                       1               --
Repurchased -- Class A                                                                            (906)            (944)
                                                                                               -------          -------
                                                                                                  (311)             (39)
                                                                                               -------          -------
Sold -- Class B                                                                                    462              687
Repurchased -- Class B                                                                            (384)            (711)
                                                                                               -------          -------
                                                                                                    78              (24)
                                                                                               -------          -------
Sold -- Class C                                                                                     84              305
Repurchased -- Class C                                                                            (154)            (258)
                                                                                               -------          -------
                                                                                                   (70)              47
                                                                                               -------          -------
Sold -- Class Z                                                                                      1                2
Issued for distributions reinvested -- Class Z                                                      (a)              --
Repurchased -- Class Z                                                                              (2)            (128)
                                                                                               -------          -------
                                                                                                    (1)            (126)
                                                                                               -------          -------

(a) Rounds to less than one

8        See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 1999

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Newport Tiger Cub Fund, a series of Liberty Funds Trust II, formerly Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES:
The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax

NOTES TO FINANCIAL STATEMENTS CONT.

August 31, 1999

regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Newport Fund Management (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:
The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $2,920 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $908, $39,910 and $2,545 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

--------------------------------------------
     NOTES TO FINANCIAL STATEMENTS CONT.
--------------------------------------------

     August 31, 1999

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
During the year ended August 31, 1999, purchases and sales of investments, other than short-term obligations, were $3,569,948 and $5,581,498, respectively.

Unrealized appreciation (depreciation) at August 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                           $ 2,964,457
Gross unrealized depreciation                            (1,793,678)
                                                        -----------
  Net unrealized appreciation                           $ 1,170,779
                                                        ===========

CAPITAL LOSS CARRYFORWARDS:
At August 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION                         CAPITAL LOSS CARRYFORWARD
------------------                         -------------------------
      2005                                          $   38,000
      2006                                             914,000
      2007                                           4,208,000
                                                    ----------
                                                    $5,160,000
                                                    ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1999.

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended August 31, 2000. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through October 12, 1999, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.
--------------------------------------------------------------------------------

--------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                           YEAR ENDED AUGUST 31
                                                                                -------------------------------------------
                                                                                                   1999
                                                                                -------------------------------------------
                                                                                CLASS A     CLASS B     CLASS C     CLASS Z
                                                                                -------     -------     -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 3.900     $ 3.830     $ 3.830     $ 3.920
                                                                                -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (a)(b)(c)                                                   0.051       0.005       0.006       0.067
Net realized and unrealized gain                                                  4.124       4.035       4.054       4.136
                                                                                -------     -------     -------     -------
        Total from Investment Operations                                          4.175       4.040       4.060       4.203
                                                                                -------     -------     -------     -------
LESS DISTRIBUTION DECLARED TO SHAREHOLDERS:
From net investment income                                                       (0.005)         --          --      (0.023)
                                                                                -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                                  $ 8.070     $ 7.870     $ 7.890     $ 8.100
                                                                                =======     =======     =======     =======
Total return (d)(e)                                                              107.10%     105.48%     106.01%     107.43%
                                                                                =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                                       2.25%       3.00%       3.00%       2.00%
Net investment income (f)                                                          0.84%       0.09%       0.09%       1.09%
Fees and expenses waived or borne by the Advisor/Administrator (f)                 1.35%       1.35%       1.35%       1.35%
Portfolio turnover                                                                   36%         36%         36%         36%
Net assets at end of period (000)                                               $ 4,847     $ 7,115     $   954     $    39
(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                                                          $ 0.083     $ 0.083     $ 0.083     $ 0.083
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from securities listed on the Statement of Operations which amounted to $0.022, $0.015, $0.012, $0.015, $0.022 and $0.017 per
    share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.


                                                                             YEAR ENDED AUGUST 31,
                                             ------------------------------------------------------------------------------------
                                                               1998                                       1997
                                             ----------------------------------------    ----------------------------------------
                                             CLASS A    CLASS B    CLASS C    CLASS Z    CLASS A    CLASS B   CLASS C(d)  CLASS Z
                                             -------    -------    -------    -------    -------    -------   ---------   -------

NET ASSET VALUE, BEGINNING OF PERIOD         $ 9.100    $ 9.020    $ 9.020    $ 9.130    $ 9.320    $ 9.300    $ 9.300    $ 9.320
                                             -------    -------    -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)(c)          0.115      0.067      0.067      0.132      0.059     (0.012)    (0.012)     0.083
Net realized and unrealized loss              (5.315)    (5.257)    (5.257)    (5.342)    (0.279)    (0.268)    (0.268)    (0.273)
                                             -------    -------    -------    -------    -------    -------    -------    -------
        Total from Investment Operations      (5.200)    (5.190)    (5.190)    (5.210)    (0.220)    (0.280)    (0.280)    (0.190)
                                             -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD               $ 3.900    $ 3.830    $ 3.830    $ 3.920    $ 9.100    $ 9.020    $ 9.020    $ 9.130
                                             =======    =======    =======    =======    =======    =======    =======    =======
Total return (e)(f)                           (57.14)%   (57.54)%   (57.54)%   (57.06)%    (2.36)%    (3.01)%    (3.01)%    (2.04)%
                                             =======    =======    =======    =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                    2.25%      3.00%      3.00%      2.00%      2.25%      3.00%      3.00%      2.00%
Net investment income (loss) (g)                1.75%      1.00%      1.00%      2.00%      0.62%     (0.13)%    (0.13)%     0.87%
Fees and expenses waived or borne by
 the Advisor/Administrator (g)                  1.02%      1.02%      1.02%      1.02%      1.09%      1.09%      1.09%      1.09%
Portfolio turnover                                56%        56%        56%        56%        96%        96%        96%        96%
Net assets at end of period (000)            $ 3,556    $ 3,165    $   732    $    23    $ 8,653    $ 7,664    $ 1,300    $ 1,203
(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $ 0.067    $ 0.067    $ 0.067    $ 0.067    $ 0.105    $ 0.105    $ 0.105    $ 0.105
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1998 information includes distributions from China Hong Kong Photo Products,
    Dickson Concepts International Ltd., Four Seas Mercantile, Hang Seng Bank
    Ltd., Hon Kwok Land Investment, Li & Fung Ltd., Sa Sa International Ltd.,
    Sun Hung Kai Properties Ltd. and Varitronix International Ltd., which amount to $0.126 per share. 1997 information includes distributions from Srithai
    Superware Public Co., Ltd. and Varitronix International Ltd. which amounted to $0.039 per share.
(d) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------
     FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                         PERIOD ENDED AUGUST 31
                                                                                ----------------------------------------
                                                                                                 1996(c)
                                                                                ----------------------------------------
                                                                                CLASS A    CLASS B    CLASS C    CLASS Z
                                                                                -------    -------    -------    -------

NET ASSET VALUE, BEGINNING OF PERIOD                                            $10.000    $10.000    $10.000    $10.000
                                                                                -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)                                               0.016     (0.002)    (0.002)     0.021
Net realized and unrealized loss                                                 (0.696)    (0.698)    (0.698)    (0.701)
                                                                                -------    -------    -------    -------
        Total from Investment Operations                                         (0.680)    (0.700)    (0.700)    (0.680)
                                                                                -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                                  $ 9.320    $ 9.300    $ 9.300    $ 9.320
                                                                                =======    =======    =======    =======
Total return (d)(e)(f)                                                            (6.80)%    (7.00)%    (7.00)%    (6.80)%
                                                                                =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                                                    2.25%      3.00%      3.00%      2.00%
Net investment income (loss) (g)(h)                                                0.62%     (0.13)%    (0.13)%     0.87%
Fees and expenses waived or borne by the Advisor/Administrator (g)(h)              5.16%      5.16%      5.16%      5.16%
Portfolio turnover (f)                                                                3%         3%         3%         3%
Net assets at end of period (000)                                               $ 3,542    $ 2,654    $   738    $ 1,166
(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                                                          $ 0.123    $ 0.123    $ 0.123    $ 0.123
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

-------------------------------------------------------
     REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST II AND THE SHAREHOLDERS OF
NEWPORT TIGER CUB FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Tiger Cub Fund ("the Fund") (a series of Liberty Funds Trust II, formerly Colonial Trust II), at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999

ANNUAL REPORT: NEWPORT TIGER CUB FUND

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Newport Tiger Cub Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Tiger Cub Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

-------------------------------------------------------
     CHOOSE LIBERTY
-------------------------------------------------------

     BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL
     INVESTORS.(SM)

     ----------------------------------------------------------------------
                                    L I B E R T Y
     ----------------------------------------------------------------------

      [COLONIAL       Colonial has long been a recognized leader in
      MANAGEMENT      fixed-income investing. In addition, Colonial has
      ASSOCIATES,     distinguished itself with both a traditional value
      INC. LOGO]      and a more contemporary approach to equity investing.

                      Crabbe Huson's contrarian investment style seeks
      [CRABBE         long-term performance by investing in stocks from
       HUSON          high-quality, out-of-favor companies. This
       LOGO]          risk-averse strategy capitalizes on the potential of
                      these companies to regain market popularity.

       [LIBERTY       LAMCO brings institutional money management to
        ASSET         individual investors through a disciplined
      MANAGEMENT      multi-manager investment process that seeks to
     COMPANY LOGO]    deliver consistent long-term returns.

     [NEWPORT FUND    Leaders in Asian Investing with a global reach.
      MANAGEMENT
         LOGO]

      [STEIN ROE &    Stein Roe's growth management style emphasizes
      FARNHAM LOGO]   companies with the ability to create, maintain and
                      grow earnings in different market environments.

     ----------------------------------------------------------------------
      BOSTON   *   CHICAGO   *   NEW YORK  *   PORTLAND   *   SAN FRANCISCO
     ----------------------------------------------------------------------


That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------- -------------------
     NEWPORT TIGER CUB FUND        ANNUAL REPORT
--------------------------------- -------------------

[LIBERTY FUNDS LOGO]                                             ---------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
Liberty Funds Distributor, Inc. (c)1999                               PAID
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750       HOLLISTON,MA
www.libertyfunds.com                                              PERMIT NO. 20
                                                                 ---------------